UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSRS
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2007

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2006

ITEM 1.    REPORTS TO SHAREHOLDERS.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.



                                              [MADISON HARBOR LOGO OMITTED]



---------

  Madison Harbor Balanced Strategies, Inc.

  Access to Private Real Estate Opportunities

---------------------------------------------

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[BUILDING GRAPHIC OMITTED]

                                                    Semi-Annual Report
                                                     Setember 30, 2006






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



Our Adviser's Mission


Our Adviser's mission is to serve institutional and high net worth investors with timely and distinctive real estate investment strategies organized as multi-manager funds. We strive to provide investors with a proper balance of risk and return, consistent above average investment performance, a high level of diversification and attentive service at a reasonable cost.


By placing the interests of our investors first, Madison Harbor will always be recognized as a premier investment manager of real estate private equity investments with unparalleled access to managers that are best-in-class.


As a result, we will create an enduring enterprise, which is independently owned, conflict free, well-aligned with our investors, and that offers challenge, growth and continuity for the high-quality individuals who comprise our team in a culture of integrity and excellence.











--------------------------------------------------------------------------------
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund") unless accompanied or preceded by the Fund's current private placement memorandum and supplements thereto.

The Fund's Adviser is Madison Harbor Capital Management, LLC.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

Statements and other information herein are as dated and are subject to change.

Letter To Shareholders


November 22, 2006

As the year winds down, we are pleased to report that the Fund's investments are performing well, the commercial real estate market remains strong and our investment pipeline remains robust. Importantly, for those of you who are considering making an additional investment in the Fund, the offering period for this Fund will close in December. Please make sure to contact your financial advisor prior to the Christmas holidays to assure your paperwork is processed on time.

With approximately one third of the Fund's capital now invested in a pool of over 160 properties in over 20 states, and growing, the income from the underlying properties is now producing significant cash flow to the Fund and we believe we are starting to experience the leading edge of profitability from the transition strategies being undertaken by the expert group of managers we have selected. The first investments undertaken by the Fund were in the spring of 2005 and we were fortunate to have caught a strong wave of leasing performance in the west coast office markets.

As we have been predicting for some time, the divergence of the commercial real estate market from the single family housing market is now well documented. The four major commercial property types are generally performing well. The office markets are showing strong leasing performance; the industrial markets, particularly in gateway cities, are doing well; retail remains strong - although we're watching closely to see how the consumer behaves; and the multifamily markets are experiencing strong rent increases as single family housing becomes less "achievable." In contrast, the single family market is caught in a strong down draft that may take some time to correct itself in certain markets.

We continue to find attractive opportunities in which to invest as a result of an increasingly productive sourcing program. We are currently reviewing over 40 potential investments in order to choose the few that will be included in the Fund. By the time the construction of this portfolio is complete, we expect that we will have reviewed nearly 200 funds in an effort to select those that we believe have the best opportunity to provide attractive returns and which will complement each other within this investment portfolio.

Investing in real estate is a long-term prospect and we continue to believe that slow and steady will win the race. Investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance. In our case, we expect that patient portfolio construction will result in a portfolio with complementary strategies, which will provide attractive risk adjusted returns.

In this quarter's "Our View" (see page 2), we note that while the domestic economy is experiencing the repercussions of a slowing housing market, the commercial real estate markets are exhibiting strong increases in rents and operating cash flow. Further, the most notable recent development is the number of public REITs in the US which are being acquired by private equity firms - at the same time that much of Europe is poised to implement a public REIT product. With the US economy at a weak point, the cost of leverage is low and the marginal buying power, at least domestically, favors private buyers who can utilize higher leverage and can tolerate higher variability in near-term cash flow.

Since inception, the Fund has distributed $31.59 per share cumulatively, resulting in an IRR of 1.9%. The IRR for the one year ended September 30, 2006 was 2.2%. We are pleased with this performance in that it is a real return, resulting from investing in a blend of the more liquid securities in the Fund's Managed Account as well as the capital that has been drawn by the Underlying Fund managers and invested in real estate. We remain comfortable that the Fund's financial objectives will be met.

Once again we are grateful to have your confidence as investors. Please contact us should you have any questions or comments.


/s/ Richard W. Maine                           /s/ Edward M. Casal

Richard W. Maine                               Edward M. Casal
Chairman and                                   Chief Executive Officer and
Portfolio Manager                              Chief Investment Officer


                                  Madison Harbor Balanced Strategies, Inc.  :  1

Our View

November 22, 2006



--------------------------------------------------------------------------------
SUMMARY
"So far, so good!" This is a simple, yet accurate summary of what is currently unfolding in the U.S. economy and the commercial property market. Neither recession nor stagflation is considered a probable alternative economic scenario. Instead, there is gathering evidence that we are in the early stages of a Fed-induced mid-recovery slowdown. Inflationary pressures are subsiding and, most importantly, commercial real estate fundamentals remain solid and improving across all property sectors.
--------------------------------------------------------------------------------
THE U.S. ECONOMY
Through midyear, the economy ran stronger than we had expected, but a slowdown has begun. Third quarter real GDP growth came in at 1.6%, down from 2.6% in the prior quarter and 5.6% in the first quarter. Housing, which kept the economic recovery going longer and stronger, is now clearly in decline. All of the major domestic automakers have announced production declines stretching well into 2007. Oil has dropped by $20 a barrel, from $80 to $60, largely on reduced demand signaling a possible cyclical peak in the economy. The yield curve remains flat to slightly inverted, which points to a slowdown, and through October, the U.S. Leading Economic Indicator also continues to point toward a slowdown. The consumer, who has driven this five year old recovery, continues to do so, assisted by reduced energy costs and continued high levels of home equity withdrawals from single family home refinancings, but at a decelerating rate of growth. Warning flags on future retail spending declines are flashing, including Wal-Mart's recent numbers and projections. Wal-Mart is an important proxy for low- to middle-income retail spending trends.

                         MODERATING INFLATION, BUT. . .
Understanding that cyclical inflation lags and always peaks after GDP peaks, the recent news on inflation is mixed, with a growing bias toward moderating inflation. Importantly, there is no evidence that inflation is baking itself into higher wages and benefits. This series within the economy commands the Fed's greatest scrutiny as it fights to prevent cyclical inflation flare-ups from becoming structurally embedded via payrolls. The Fed, following 17 consecutive 25 basis point rate increases, stood down and took no action in August. This Fed pattern continues with key leading technical indicators prompting Fed pronouncements regarding "moderating inflation" tempered with language that reminds the market the Fed can and will hike rates further if moderating inflation fails to continue. Also, we need to be reminded that despite encouraging trends, the core inflation rate has not yet returned to within the Fed's desired 1 to 2% safe harbor. For the foreseeable future we expect the Fed to feel good about the economy while maintaining a hawkish posture on inflation.

                                HOUSING UNWINDING
The single family housing sector has peaked and is in rapid decline without yet bottoming. Following five years where home prices had a compounded annual growth rate of approximately 15%, we can look back and say it was the highest national rate of house price appreciation ever. A phenomenon of that magnitude will not be corrected in a few quarters. Most observers feel the correction has further to play out in terms of duration and magnitude. Nominal house prices are falling nationally for the first time in the post-World War II period. While history shows the U.S. can unwind a housing bubble and avoid recession, the U.S. cannot avoid some meaningful consumer belt-tightening which is still largely in the pipeline. This means the housing correction will be a significant contributor to below-trend GDP growth through at least 2007.


                                  Madison Harbor Balanced Strategies, Inc.  :  2

                             STOCKS FINALLY RESPOND
One very encouraging development has been the recent stock market performance. Since last communicating with you the market has apparently overcome its stagflation obsession. This is demonstrated by the healthy year-to-date performances in the Dow, S&P, NYSE, AMEX and Russell 2000 indices with even the NASDAQ now in positive territory at +8.4%.

The economy is downshifting, cyclical inflation fires are being dampened and, to date, the housing correction has proved manageable. However, the overall situation remains fragile with unforeseen accidents continuing to pose a threat to this scenario. Moving forward it will be important to closely monitor job trends, the U.S. dollar and the continuing ramifications of the housing correction. If history is any guide and we continue on this mid-recovery slowdown path, the Fed should be in a position to consider reducing rates in 2007, allowing the economy to return to trend line GDP growth during 2008.

--------------------------------------------------------------------------------
THE U.S. PROPERTY MARKET
The picture for commercial real estate is very strong where it counts the most - the fundamentals. Despite the slowing general economy, demand for rental space across all property types remains strong. At the same time, the pipeline for new supply of space remains constrained in most local markets by the high costs for land, entitlements and building materials.

The result is rising occupancies, increasing rents, sharp declines in the need for concessions and improving net operating income to fund maintenance/ replacements and investor cash distributions.

                                  RENTS ARE UP
As 2006 winds to a close there will be many "firsts" and "records" in the full year numbers. But the story we feel that will prove to be the most compelling is what is being achieved in rent increases. According to third quarter 2006 data compiled by GLOBAL REAL ANALYTICS, nationwide commercial rents have increased 6% on a trailing 12 month basis through September 2006. Tracked by quarter over the prior year each property type, except retail, achieved an accelerating rate of rental growth. Even retail properties maintained a steady and respectable 5.2% average rent increase. Obviously, there was a broad range across regions led by the Pacific Coast states' 8.2% growth with even the lowest regions recording a positive 2.0% growth (in the East Central region). By property type, rent growth experienced a tighter range span from Retail's 5.2%, to 6.7% for Class A Central Business District office properties and Class A Apartments.

                           REAL ESTATE WELL POSITIONED
Remembering that private real estate equity's historical returns are comprised mainly of current income, the fundamentals indeed look solid even going into a mid-recovery economic slowdown, given the equilibrium existing between demand and supply for space. With strong liquidity and ample capital for debt and especially already mobilized private equity, commercial real estate is well positioned for the next several years. Total returns are likely to moderate as the rate of appreciation slows. Even if real estate reverts back to its historical unleveraged NCREIF 9.5% to 10% total returns, it still represents a solid diversification with attractive absolute and relative returns.


                                  Madison Harbor Balanced Strategies, Inc.  :  3

                 PUBLIC REAL ESTATE INVESTMENT TRUSTS ("REITS")
We are private real estate equity investors working in a market segment that represents over 75% (or $750 billion) of the U.S. institutional real estate equity market. We are not experts in publicly traded REITs, but we do follow that market. This third iteration of public REITs that began in 1993 has enjoyed a strong performance run for its investors. REITs now represent roughly 25% of U.S. real estate equity capital and the public REIT structure is now being replicated in other countries, with the UK the latest to introduce public REITs on January 1, 2007.

The REIT performance in the U.S. has been well chronicled and needs no repeating here except to say that 2003-2005 produced continuous 30%+ annual returns with 2006 returning 23%+ year-to-date, well ahead of the major stock indices which, if maintained through year end, will be the seventh consecutive year REITs have outperformed the indices.

Yet behind the headline performance numbers there are other important REIT trends that draw into play private real estate equity. At an accelerating pace over the past 12 to 18 months, REITs are experiencing consolidation as well as public to private conversions. According to PRUDENTIAL REAL ESTATE INVESTORS, approximately $44 billion in REIT M&A transactions have closed through the first three quarters of 2006, including $24 billion of transactions first announced in 2005. There are $43 billion of additional deals announced but not yet closed.

While some of the activity involves public-to-public mergers, the vast majority are privatizations of either the entities or the underlying asset portfolios. As share prices have appreciated, investors who were ostensibly drawn to REITs for their dividends have seen their yields cut in half. Many REITs that continue to be publicly owned are making ample use of private real estate equity capital to form joint ventures for the purpose of purchasing portfolios of core properties.

A look at capital market activity for the public REITs year-to-date 2006 vs. full year 2005 are as follows:

     - 2 IPOs totalling $267 million vs. 17 for $6.5 billion in 2005
     - 61 Secondary Equity Offerings for $9.5 billion vs. 75 for $8.9 billion in 2005
     - 31 Preferred Stock Offerings for $3.4 billion vs. 35 for $3.0 billion in 2005
     - 66 Unsecured Debt Offerings for $19.4 billion* vs. 104 for $16 billion in 2005
       * includes 34 deals for $8.4 billion completed in third quarter 2006

There are some fascinating current trends behind the headline performance numbers that are very different than what occurred with REITs between 1993-2004. Right now REITs, despite the returns, cannot be perceived as a growth market. Instead, REIT IPO issuance is non-existent and the volume of unsecured leveraging is increasing, while the entire sector is being rationalized through consolidation and public-to-private conversion.

--------------------------------------------------------------------------------
WRAP-UP
The investment environment remains fragile and risky. The Fed's pre-emptive move to tighten in mid-2004 seems to be working in engineering a mid-recovery slowdown to defuse an inflationary flare-up and to prick the bubble in home prices. Implementation is proceeding in an orderly fashion but can still be sabotaged by the fallout from the housing correction or an unforeseen accident. The threats of either a recession or a stagflation scenario have receded and a resumption to trend-line GDP growth is probable within 12 to 24 months. Commercial real estate fundamentals are sound, still improving and positioned to perform well, albeit at somewhat lower appreciation rates as we move through the slowdown phase of this economic cycle. So far, so good...but it's early - so stay tuned!


                                  Madison Harbor Balanced Strategies, Inc.  :  4

Manager Highlights

As of November 22, 2006, we have committed to invest in ten Underlying Funds with leading investment managers, listed below, and continue to review additional investment opportunities.

                                                                                        Strategy         Investment type
                                                                                  --------------------   ---------------
                                                          Target      Investor
                                                        Fund Size     Minimum 1   Value
                                                      ($ MillionS)  ($ Millions)  Added  Opportunistic   Equity    Debt
                                                      ------------  ------------  -----  -------------   ------   -----

FIVE ARROWS REALTY SECURITIES IV--Makes entity           $ 445        $ 10.0        x          x            x        x
level investments in operating company platforms
that utilize value added strategies. The Fund will
provide real estate operating companies with growth
capital, financing expertise and hands-on
management experience in order to increase the
value of the underlying company.

GUARDIAN REALTY FUND II--Acquires Class B and            $ 114        $  5.0        o          x            x        o
B+ commercial office buildings within the
Washington D.C. metropolitan area. The Fund targets
assets with high potential for value enhancement
through repositioning, re-tenanting, refurbishing
and intensive hands-on asset management. Target
assets are in highly desirable locations and at
least 80% leased to high quality tenants with below
market rents.

KEYSTONE PROPERTY FUND II --Acquires underperforming     $ 150        $  0.5        x          x            x        o
Class C/D properties at a significant market
discount and transforms them through extensive
redevelopment into Class B+/A office buildings. The
renovations are typically done while tenants are
still in place in order to maintain positive
current cash flow.

LEGACY PARTNERS REALTY FUND I --Invests in office        $ 330        $ 10.0        x          o            x        o
properties in western markets, primarily Southern
California, the San Francisco Bay Area, Denver and
Seattle seeking to acquire properties which have
suffered from lack of demand due to the decline in
technology investment or which are in need of
substantial renovation. The management team at
Legacy is the former west coast unit of the Lincoln
Property Company.

LEGG MASON REAL ESTATE CAPITAL II --Makes short          $ 446        $  2.0        x          o            o        x
term loans to real estate operators that seek
significant improvements to their properties'
performance as a result of capital improvements,
re-leasing, improved management and re-positioning.
This is the fourth real estate debt fund managed by
this team. This fund targets the West, Southwest,
Southeast and Mid-Atlantic markets


                                  Madison Harbor Balanced Strategies, Inc.  :  5

                                                                                         Strategy         Investment type
                                                                                   --------------------   ---------------
                                                           Target      Investor
                                                         Fund Size     Minimum 1   Value
                                                       ($ MillionS)  ($ Millions)  Added  Opportunistic   Equity    Debt
                                                       ------------  ------------  -----  -------------   ------   -----

PARMENTER REALTY FUND III--A Miami based real estate      $  250       $  5.0        x          o            x        o
investment company with a history of successful value
add investing in office buildings across the southeast
and southwestern regions of the U.S. The Manager will
make research driven acquisitions in the office sector
and selective acquisitions in the condo/multifamily
sector.

TRANSWESTERN MEZZANINE REALTY PARTNERS II--Utilizes       $  300       $  5.0        x          o            o        x
the vast network of MMA Realty Capital, Inc.
(formerly MONY Realty Capital, Inc.) and Transwestern
to source and analyze subordinated loans to borrowers
who pursue stabilized and value added investments
in real estate on a nationwide basis.

RREEF AMERICA REIT III--An open-ended fund                $1,200       $  1.0        x          o            x        o
that makes equity investments in value added
real estate ventures nationwide. The Fund's activities
include direct acquisitions, physical improvements,
market repositionings, active management and sales of
well-located apartment, industrial, retail and office
properties in major metropolitan markets. The Fund
also invests in new speculative development projects.

BARROW STREET REAL ESTATE INVESTMENT FUND III--Focuses    $  400       $ 10.0        o          x            x        o
on middle-market ($5 to $25 million of equity or
mezzanine debt) opportunities that typically are too
small for larger opportunity funds and yet too big for
local operators. Barrow Street pursues strategies that
include: unique commercial and residential development
opportunities; redevelopment and distressed investments;
cyclical repositioning and leasing of existing
commercial properties.

LEGACY PARTNERS REALTY FUND II--This is the second        $  425       $  5.0       x          x            x        o
in a series of office property funds sponsored by
Legacy. The strategy for Fund II is equivalent to
Fund I, as  described above.


-------------------------
1 The managers of the Underlying Funds, at their discretion, generally may waive minimum requirements and accept lesser amounts.

                                  Madison Harbor Balanced Strategies, Inc.  :  6

Fund Focus:

Guardian Realty Fund II

[LANHAM, MD GRAPHIC OMITTED]

[LANHAM, MD GRAPHIC OMITTED]

Guardian Realty Fund II currently owns five properties totaling approximately 600,000 rentable square feet. Two of the properties, Largo 95 and Centerpointe, are located in Largo, Maryland. These two properties consist of five office/flex buildings, four of which are one story buildings and one of which is two stories, with a combined total of 405,000 rentable square feet. The Largo properties are well situated immediately off the new Arena Drive Interchange at I-495, in the heart of Prince Georges County and provide excellent access to Washington D.C. Credit tenants currently represent approximately two-thirds of leased space.






--------------------------------------------------------------------------------

WHAT GOT OUR ATTENTION

Guardian has been actively investing solely in the Washington D.C. MSA - a historically resilient market, with significant barriers to entry - since 1966. The economic base of the area is primarily a service-oriented economy that drives continual demand for office space. Of particular interest is one of the Manager's strategies of purchasing existing properties near military facilities affected by BRAC, the Base Relocation And Closure Act and governmental consolidation plans.

--------------------------------------------------------------------------------

Guardian Realty Fund II LLC ("Guardian") is being sponsored by Guardian Realty Investors, LLC. Guardian will continue its successful investment strategy of investing into commercial office properties within the Washington, D.C. metropolitan area. The area's economic base is made up of traditional and reliable employment creators (such as the federal government, government contractors, the legal and accounting professions, business associations and lobbyists) as well as more cutting-edge industries (such as biotechnology, telecommunications and homeland security sectors). The company will target investment on an opportunistic basis with efforts to create a portfolio of real estate assets in a variety of deal sizes, but with most buildings containing 100,000 square feet or less of rentable space.

Guardian Realty Management Inc. is located in Gaithersburg, Maryland and was originally founded by Marvin Lang and Tony LaBarbera in 1992. Guardian has a staff of 77 real estate professionals and currently has over $448 million in assets under management.


[COLUMBIA, MD GRAPHIC OMITTED]

[COLUMBIA, MD GRAPHIC OMITTED]


Guardian Realty Fund II currently owns a four story office building in the Maryland submarket of Columbia, Maryland. Columbia is considered a "New Town" created by the Rouse Company between Washington and Baltimore. The building is directly across the street from the Columbia Mall and Town Center and contains over 96,000 square feet situated on a 4.8 acre site. Located on Route 29 the building provides easy access to both Washington D.C. and Baltimore. The Columbia asset is also close to Fort Meade/NSA which anticipates 5,000+ new jobs due to BRAC closings.
--------------------------------------------------------------------------------


                                 Madison Harbor Balanced Strategies, Inc.  :  7

Fund Focus:

Transwestern Mezzanine Realty Partners II

[DENVER PAVILLIONS GRAPHIC OMITTED]

Denver Pavillions is a three-story urban retail and entertainment center built in 1998 located in Denver, CO. The property is located in an ideal location near the newly expanded Denver Convention Center and a 1,100 room hotel under construction will provide more demand for retailers and restaurants. Anchor tenants include Niketown, Virgin Megastore, Hard Rock Cafe, Barnes & Noble, Maggiano's and a 15-screen United Artists movie theatre. The Fund made an $18.5M loan to the project. This loan represents a relatively conservative tranche in the debt stack. Because of this, the refinance and/or repayment risk is low.

--------------------------------------------------------------------------------

WHAT GOT OUR ATTENTION

As an equity owner and major provider of real estate services, Transwestern possesses a clear understanding of property value to first determine the borrower's equity interest in the property and secondly, if resolution requires foreclosure, the recovery value, timeframe and difficulty. The fund provides strong current yields and high risk-adjusted returns with a proven track record from its previous fund.

--------------------------------------------------------------------------------


Transwestern uses its vast network to source and analyze subordinated loans to borrowers who pursue stabilized and value added investments in real estate on a nationwide basis.


The requirement for mezzanine financing has grown over the recent years to bridge increasing conservative first mortgages and the limits of equity capital. The debt market with estimated annual originations of $200 billion creates a significant flow of transactions that need mezzanine financing. It is expected that demand for mezzanine financing will increase as first mortgage loan underwriting standards will continue to be maintained or perhaps become more conservative and as soft market fundamentals reduce ownership equity. Further, real estate operators will require financing to structure acquisition opportunities.


Transwestern was established in 1996 and is an affiliate of Transwestern Commercial Services, L.L.C. ("TCS"), a privately held full-service real estate company. TCS manages or leases approximately 82 million square feet of commercial properties on behalf of 250 clients. Transwestern has made over 269 property investments totaling over $4.1 billion of which 143 have been sold for an aggregate sales price of $2.1 billion. Transwestern Mezzanine Realty Partners II, LLC closed at $300 million on January 2005.



WHAT IS MEZZANINE DEBT? Mezzanine investments are typically customized to each situation and take the form of debt or preferred equity, typically in return for equity participation or conversion rights and a range of control rights. The mezzanine interests are typically senior to traditional equity and subordinate to traditional first mortgages or investment grade corporate debt. The fund managers will attempt to pre-plan workout risks and opportunities prior to the fund's investment. Mezzanine investments generally invest in the range of 65% to 85% of the value of the underlying asset. Loans may be sourced from financial institutions and private portfolios that are backed by real estate. Sellers of these loans often prefer privately negotiated transactions in order to dispose of loans quickly and quietly to minimize public attention.


--------------------------------------------------------------------------------

                                  Madison Harbor Balanced Strategies, Inc.  :  8

Consolidated Financial Statements
(unaudited)

 September 30, 2006



 TABLE OF CONTENTS
 Consolidated Statement of Assets and Liabilities............................. 9
 Consolidated Schedule of Investments ........................................10
 Consolidated Statement of Operations ........................................11
 Consolidated Statement of Changes in Net Assets .............................11
 Consolidated Statement of Cash Flows ........................................12
 Consolidated Financial Highlights ...........................................12
 Notes to Consolidated Financial Statements ..................................13



Consolidated Statement of
Assets and Liabilities
(unaudited)

September 30, 2006


ASSETS
Cash and cash equivalents (note 6).................................  $   308,318
Investments at fair value (cost $26,119,610) (notes 4 and 6) ......   26,336,355
Subscriptions receivable...........................................    1,208,000
Accrued interest receivable........................................       51,546
Due from Adviser, net (note 2).....................................        4,688
Due from Underlying Funds..........................................       58,089
Prepaid expenses and other assets .................................        6,139
                                                                     -----------
      Total Assets                                                   $27,973,135
                                                                     ===========
LIABILITIES
Accrued expenses and other liabilities ............................  $   205,670
Distributions payable (note 9).....................................      307,465
                                                                     -----------
      Total Liabilities ...........................................      513,135
                                                                     -----------
NET ASSETS ........................................................  $27,460,000
                                                                     ===========
Components of net assets (note 3):
      Paid-in-capital, par value $0.0001 ..........................  $27,460,000
                                                                     -----------


NET ASSETS ........................................................  $27,460,000
                                                                     ===========

NET ASSET VALUE (27,460 shares outstanding) .......................  $  1,000.00
                                                                     ===========



See accompanying notes to unaudited consolidated financial statements.

                                  Madison Harbor Balanced Strategies, Inc.  : 9

Consolidated Schedule of Investments
(unaudited)
September 30, 2006
                                                                 COMMITMENT/
                                                                  PRINCIPAL         UNFUNDED                   % OF NET
DESCRIPTION                                                        AMOUNT          COMMITMENT    FAIR VALUE     ASSETS
------------------------------------------------------------------------------------------------------------------------
PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS"),(24.66%)(1)
   Legacy Partners Realty Fund I, LLC                             $2,000,000      $   258,096     $2,082,073    7.58%
   Transwestern Mezzanine Realty Partners II, LLC                  1,478,000          960,449        469,198    1.71%
   Guardian Realty Fund II, LLC                                    1,500,000        1,191,692        325,365    1.18%
   Five Arrows Realty Securities IV, LP                            2,000,000        1,141,327        850,900    3.10%
   Keystone Property Fund II, LP                                   2,500,000        1,675,000        748,497    2.73%
   Legg Mason Real Estate Capital II, Inc.                         1,500,000        1,275,000        227,660    0.83%
   Parmenter Realty Fund III, LP                                   2,500,000        2,252,643        234,849    0.86%
   RREEF America REIT III, Inc.                                    1,500,000          750,000        763,497    2.78%
   Legacy Partners Realty Fund II, LLC                             2,800,000        2,207,200        592,800    2.16%
   Barrow Street Real Estate Investment Fund III, LP(2)            4,000,000        3,800,000        200,000    0.73%
                                                                 -----------      -----------     ----------    -----
     Total Private Equity Real Estate Funds (cost $6,192,165)    $21,778,000      $15,511,407     $6,494,839   23.65%
                                                                 ===========      ===========     ==========   ======

FIXED INCOME SECURITIES, (75.34%)
  FHLB Discount Notes, Maturing 10/03/06 through 10/20/06         $8,370,000          --          $8,359,689   30.44%
  FNMA Guaranteed REMIC Trust Pass Thru Certificates:
   Series 2002-83, Class LD, Dated 11/01/02, 5.5%, Due 12/25/27    1,750,000          --           1,745,414    6.36%
   Series 2002-70, Class QE, Dated 10/01/02, 5.5%, Due 02/25/28    1,250,000          --           1,246,745    4.54%
   Series 2003-17, Class QR, Dated 02/01/03, 4.5%, Due 11/25/25    1,200,000          --           1,188,465    4.33%
   Series 2005-67, Class AB, Dated 07/01/05, 4.5%, Due 07/25/22      961,581          --             950,621    3.46%
   Series 2005-25, Class PA, Dated 03/01/05, 5.0%, Due 08/25/19      636,604          --             632,786    2.30%
   Series 2003-16, Class PB, Dated 02/01/03, 4.5%, Due 01/25/12      522,134          --             518,444    1.89%
  FHLMC Guaranteed Multiclass Mortgage Participating Certificates:
   Series 2497, Class QL, Dated 09/01/02, 5.0%, Due 01/15/16       1,376,020          --           1,369,516    4.99%
   Series 3044, Class QK, Dated 10/01/05, 5.5%, Due 07/15/18         919,891          --             918,923    3.35%
   Series 2958, Class KA, Dated 04/01/05, 5.0%, Due 01/15/22         862,655          --             858,197    3.13%
   Series 2911, Class BA, Dated 01/01/05, 5.0%, Due 09/15/18         846,058          --             842,230    3.07%
  Asset Backed Securities:
   J.P. Morgan Mortgage Acquisition Corp.
        Series 2006-FRE1, Class A2, 4.89%, Due 05/25/35              215,239          --             215,274    0.78%
   Capital One Auto Fin. Trust
        Series 2006 A, Class A2, 5.31%, Due 05/15/09                 500,000          --             499,984    1.82%
   Carmax Auto Owner Trust
        Series 2006, Class A1, 5.18%, Due 05/15/07                   120,024          --             120,028    0.44%
   Nissan Auto Receivables Owner Trust
        Series 2006, Class A1, 5.49%, Due 08/15/07                   375,104          --             375,200    1.36%
                                                                 -----------                     -----------   ------
     Total fixed income securities (cost $19,927,445)            $19,905,310                     $19,841,516   72.26%
                                                                 ===========                     ===========   ======

   TOTAL INVESTMENTS AT FAIR VALUE (COST $26,119,610)                                            $26,336,355   95.91%
                                                                                                 ===========   ======

   INVESTMENT STRATEGY AS A
   PERCENTAGE OF TOTAL INVESTMENTS

[PIE CHART OMITTED]
[PERCENTAGES FOLLOW]

PRIVATE EQUITY REAL ESTATE FUNDS  24.66%
FIXED INCOME SECURITIES           75.34%

----------------------
(1) Investment in Underlying Funds are Illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.
(2) Investment in Barrow Street Real Estate Investment Fund III through MHBS Taxable REIT Subsidiary, see Note 8.

See accompanying notes to unaudited consolidated financial statements.

                                  Madison Harbor Balanced Strategies, Inc.  : 10

Consolidated Statement of Operations

(unaudited)
For the six-month period ended September 30, 2006

INVESTMENT INCOME
Interest........................................................................ $  466,737
Underlying Funds................................................................     36,858
                                                                                 ----------
       Total investment income..................................................    503,595
                                                                                 ----------
EXPENSES
Management fees (note 5)........................................................     55,981
Administration fees (note 7) ...................................................     81,764
Offering costs .................................................................     61,574
Professional fees ..............................................................    134,966
Investment related expenses ....................................................      5,119
Board of Directors' fees .......................................................     26,502
Printing expenses ..............................................................     11,750
Insurance expenses .............................................................      5,510
Other expenses .................................................................      4,998
                                                                                 ----------
         Total operating expenses before reimbursement from Adviser ............    388,164
Reimbursement due from Adviser (note 2).........................................  (103,500)
                                                                                 ----------
         Net operating expenses ................................................    284,664
                                                                                 ----------
NET INVESTMENT INCOME ..........................................................    218,931

NET REALIZED LOSS ON INVESTMENTS................................................   (23,586)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS ..............    500,300
                                                                                 ----------
NET IN INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................... $  695,645
                                                                                 ==========



Consolidated Statement of Changes
in Net Assets

(unaudited)
For the six-month periods ended September 30, 2006 and September 30, 2005
                                                                            Six-Month           Six-Month
                                                                           Period Ended        Period Ended
                                                                        September 30, 2006  September 30, 2005
                                                                        ------------------  ------------------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
    Net investment income ..............................................   $   218,931        $    95,185
    Net realized loss on investments ...................................      (23,586)                 --
    Net change in unrealized appreciation/depreciation on investments...       500,300           (44,001)
                                                                           -----------        -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............       695,645             51,184
 CAPITAL SHARE TRANSACTIONS:

    Capital contributions ..............................................     7,244,000          4,805,000
    Distributions to shareholders ......................................     (461,235)          (114,316)
                                                                           -----------        -----------
    NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS .....     6,782,765          4,690,684
       NET INCREASE IN NET ASSETS ......................................     7,478,410          4,741,868
    Net Assets, beginning of period ....................................    19,981,590         10,201,057
                                                                           -----------        -----------
    NET ASSETS, END OF PERIOD ..........................................   $27,460,000        $14,942,925
                                                                           ===========        ===========

See accompanying notes to unaudited consolidated financial statements.

                                  Madison Harbor Balanced Strategies, Inc.  : 11

Consolidated Statement of Cash Flows
(unaudited)
For the six-month period ended September 30, 2006

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations...................................... $    695,645
   Adjustments to reconcile net increase in net assets resulting from
       Operations to net cash used in operating activities:
       Net realized loss on investments......................................................       23,586
       Net change in unrealized appreciation/depreciation on investments.....................    (500,300)
       Increase/decrease in operating assets and liabilities:
          Purchases of investments owned..................................................... (14,329,159)
          Proceeds from disposition of investments owned.....................................    2,447,148
          Due from Adviser, net..............................................................       40,537
          Due from Underlying Funds..........................................................     (58,088)
          Accrued interest receivable........................................................      (7,898)
          Prepaid expenses and other assets..................................................        6,507
          Accrued expenses and other liabilities.............................................       53,515
                                                                                              ------------
              Net cash used in operating activities.......................................... (11,628,507)
                                                                                              ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Capital contributions.....................................................................    6,036,000
   Distributions paid to shareholders........................................................    (153,770)
                                                                                              ------------
          Net cash provided by financing activities..........................................    5,882,230
                                                                                              ------------
   Net decrease in cash and cash equivalents.................................................  (5,746,277)
                                                                                              ------------
CASH AND CASH EQUIVALENTS AT:
   Beginning of period.......................................................................    6,054,595
                                                                                              ------------
   END OF PERIOD............................................................................. $    308,318
                                                                                              ============


Consolidated Financial Highlights
(unaudited)

For the six-month periods ended September 30, 2006 and September 30, 2005
                                                                            Six-Month           Six-Month
                                                                           Period Ended        Period Ended
                                                                        September 30, 2006  September 30, 2005
 PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD):
    Net asset value, beginning of period................................   $    988.40        $  1,003.05
                                                                           -----------        -----------
    Net investment income ..............................................          9.01               7.20
    Net realized loss on investments....................................        (0.97)             (2.76)

    Net change in unrealized appreciation/depreciation on investments...         21.60                 --
                                                                           -----------        -----------
       Total from operations ...........................................         29.64               4.44
                                                                           -----------        -----------
    Distributions to shareholders ......................................       (18.04)             (9.63)
                                                                           -----------        -----------
    Net asset value, end of period .....................................   $  1,000.00             997.86
                                                                           ===========        ===========
 Total return(1)                                                                 3.00%              0.44%
                                                                           ===========        ===========
 Net assets, end of period .............................................   $27,460,000        $14,942,925
                                                                           ===========        ===========

    RATIOS TO AVERAGE NET ASSETS:
       Expenses, including expense reimbursement  1,2                           0.60 %             0.32 %
       Expenses, excluding expense reimbursement  1,2                           1.03 %             1.79 %
       Net investment income  ..........................................        0.90 %             0.72 %
       Portfolio turnover rate 1 .......................................       14.62 %            11.24 %

---------------------------
1 Not annualized. Past performance is not a guarantee of future results. 2 Does not include expenses of Underlying Fund investments.

See accompanying notes to unaudited consolidated financial statements.

                                  Madison Harbor Balanced Strategies, Inc.  : 12

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2006


(1) ORGANIZATION

Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005. The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the Investment Advisory Agreement, Madison Harbor Capital Management, LLC, a Delaware limited liability company, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors ("the Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). On October 28, 2005, the Board approved the extension of the final closing of the fund until December 31, 2006, or such earlier time as the Adviser recommends and the Board approves.

--------------------------------------------------------------------------------
(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) BASIS OF PRESENTATION
         The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

     (b) USE OF ESTIMATES
         The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent, however, actual results could differ from these estimates.

     (c) PRINCIPLES OF CONSOLIDATION
         The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. (See note 8.) All significant intercompany balances and transactions have been eliminated in consolidation.

     (d) VALUATION
         The Fund values assets for which market prices are readily available at fair market value. For all other securities and assets, including investments in Underlying Funds, fair value is determined in good faith by the Board based upon relevant available information. The Board will rely in part on valuations provided by the boards or managers of the Underlying Funds. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair values as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

     (e) DISTRIBUTIONS TO SHAREHOLDERS
         Distributions to shareholders are recorded on the declaration date. The following distributions were declared by the Fund during the six-month period ended September 30, 2006:

         DECLARATION DATE            PAY DATE       RATE PER SHARE       TOTAL
         -----------------------------------------------------------------------
         July 28, 2006         August 30, 2006          $ 6.28          $153,770
         August 28, 2006      September 30, 2006          1.72            43,811
         September 29, 2006    October 30, 2006          10.04           263,654
                                                        ------          --------
                                                        $18.04          $461,235
                                                        ======          ========


                                  Madison Harbor Balanced Strategies, Inc.  : 13

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2006


     (f) INCOME AND EXPENSE RECOGNITION
         Dividend and interest income is recognized on the accrual basis. Investment transactions are accounted for on a trade date basis.

         The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

         In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees and offering costs, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. The total expenses of the Fund, excluding management fees and offering costs, for the six-month period ended September 30, 2006 amounted to $270,609. The estimated reimbursement due for the six-month period ended September 30, 2006 amounted to $103,500 and such amount is included in Due from Adviser, net, in the accompanying consolidated statement of assets and liabilities.

     (g) OFFERING COSTS
         Offering costs are expensed as incurred, subject to the limit described below. All offering costs to date have been advanced on behalf of the Fund by the Adviser or its affiliates. The Adviser and its affiliates have agreed not to seek reimbursement of such costs in excess of 0.85% of the gross proceeds of all offerings. During the six-month period ended September 30, 2006, the Fund was obligated to reimburse the Adviser $61,574, an amount equal to 0.85% of the gross proceeds of the Fund's offerings of $7,244,000 during such period. Of this amount, $42,832 was payable to the Adviser at September 30, 2006 and is included in Due from Adviser, net, in the accompanying consolidated statement of assets and liabilities.

     (h) INCOME TAXES
         The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and as of September 30, 2006, and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

         As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

     (i) CASH AND CASH EQUIVALENTS
         Cash and cash equivalents include investments with highly rated financial institutions with maturities of three months or less.


                                  Madison Harbor Balanced Strategies, Inc.  : 14

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2006


--------------------------------------------------------------------------------
(3) CAPITAL SHARE TRANSACTIONS

As of September 30, 2006, 300,000 shares of $0.0001 par value common stock were authorized.

                            SIX-MONTH PERIOD ENDED                      SIX-MONTH PERIOD ENDED
                               SEPTEMBER 30, 2006                         SEPTEMBER 30, 2005
                               ------------------                         ------------------
                        SHARES                   AMOUNT              SHARES            AMOUNT
                        ------                   ------              ------            ------
       Shares sold..... 7,244                  $7,244,000            4,805           $4,805,000

Subscriptions related to the September 30, 2006 closing were received by the Fund on October 6, 2006. Shares of the Fund's common stock have been sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares.

The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually.

As of September 30, 2006, affiliates of the Adviser owned approximately 1.0% of the shares of the Fund.

--------------------------------------------------------------------------------
(4) INVESTMENTS

As of September 30, 2006, the Fund had committed an aggregate of $21,778,000 to ten Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of September 30, 2006, the unfunded commitment to Underlying Funds, amounted to approximately $15.5 million.

Cost of purchases and distributions received from Underlying Funds, for the six-month period ended September 30, 2006, amounted to $2,834,315 and $283,498, respectively. Distributions received included recallable return of capital amounting to $214,574 and a non-recallable return of capital amounting to $68,924. The cost of purchases and the proceeds from sales of fixed-income securities amounted to $11,494,846 and $2,163,650, respectively, for the six-month period ended September 30, 2006. At September 30, 2006, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2006, net unrealized appreciation (depreciation) on investments in Underlying Funds and fixed-income securities amounted to $302,673 and ($85,928), respectively.

--------------------------------------------------------------------------------
(5) INVESTMENT ADVISORY FEES

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive, on a quarterly basis, in advance, an annualized management fee at a rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds.

The Adviser reduced its management fee during the period from inception to December 31, 2005 to 0.15% of the net asset value of the Fund. In addition, the Adviser has further committed to reduce its management fee during the period from January 1, 2006 through December 31, 2006, to the extent that the subscription period remains open, to 0.15% of the net asset value of the Managed Account and 2.0% of the net asset value of funds deployed to Underlying Funds. For the six-month period ended September 30, 2006, the Adviser earned a management fee of $55,981 which is included in Due from Adviser, net, in the accompanying consolidated statement of assets and liabilities.


                                  Madison Harbor Balanced Strategies, Inc.  : 15

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2006


--------------------------------------------------------------------------------
(6) ENGAGEMENT OF SUB-ADVISER

The Adviser has engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds. The Adviser will compensate the Sub-Adviser directly for its services and will not be entitled to reimbursement from the Fund.

As of September 30, 2006, the value of assets managed by the Sub-Adviser amounted to $19,854,084, excluding accrued interest. Of such amounts, $12,568 is included in cash and cash equivalents and $19,841,516 is included in investments at fair value in the accompanying consolidated statement of assets and liabilities.

--------------------------------------------------------------------------------
(7) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six-month period ended September 30, 2006, the Fund incurred Administration fees amounting to $81,764.

--------------------------------------------------------------------------------
(8) TAXABLE REIT SUBSIDIARY

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of September 30, 2006, the Fund's investment in Barrow Street Real Estate Investment Fund III was made through MHBS TRS.

--------------------------------------------------------------------------------
(9) SUBSEQUENT EVENTS

On October 3, 2006, the Fund made a distribution to shareholders of $43,811, or $1.72 per share to shareholders of record as of August 29, 2006. In addition, on November 1, 2006, the Fund made a distribution to shareholders of $263,654, or $10.04 per share, to shareholders of record as of September 29, 2006.

On November 1, 2006, the Fund received offering proceeds of $3,923,000 from its nineteenth offering.


                                  Madison Harbor Balanced Strategies, Inc.  : 16

The Management Team and
Independent Directors 1

--------------------------------------------------------------------------------
 MANAGEMENT TEAM

 RICHARD W. MAINE 65 CHAIRMAN OF THE BOARD, INVESTMENT COMMITTEE CHAIRMAN AND PORTFOLIO MANAGER. Mr. Maine has over 39 years of real estate investment experience including positions as senior real estate partner at Landmark Partners and Chief Investment Officer of Connecticut General (later CIGNA). Most recently, he managed three real estate funds of funds which acquired in the aggregate, on a secondary basis, over $1 billion of assets on behalf of investors. Previously, he served as Chief Investment Officer for Connecticut General's $50 billion investment portfolio and directly oversaw its commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties on behalf of institutional clients.

 EDWARD M. CASAL 48 PRESIDENT, CHIEF EXECUTIVE OFFICER, CHIEF INVESTMENT OFFICER AND DIRECTOR OF THE FUND. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at UBS, its predecessor Dillon, Read & Co. and Goldman, Sachs & Co. Most recently Mr. Casal was Executive Director of the UBS real estate investment banking group. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

 RUSSELL H. BATES 39 EXECUTIVE VICE PRESIDENT. Mr. Bates has 14 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.




--------------------------------------------------------------------------------
 INDEPENDENT DIRECTORS OF THE FUND

 CYDNEY C. DONNELL 46 is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell holds a directorship at American Campus Communities., Inc. and serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

 STANLEY PERLA, CPA 63 was formerly a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla currently serves as Vice President - Director of Internal Control for Vornado Realty Trust, a New York City-based real estate investment trust. Mr. Perla holds directorships at Lexington Corporate Properties Trust and American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

 LELAND R. SPEED 74 serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the Nominating and Compensation Committee of the Fund.

--------------------------
(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed who has served since October 2004. Mr. Maine is also a Director of the New Hampton School. Mr. Casal does not hold any directorships other than with the Fund.

[MADISON HARBOR LOGO OMITTED]

     Madison Harbor Balanced Strategies, Inc.
     The Chrysler Building
     405 Lexington Avenue, 47th Floor
     New York, NY 10174-4700


    For more information contact
    Mark V. Petersen at 212.380.5500



















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

ITEM 2.    CODE OF ETHICS.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant's Board of Directors has empowered the Adviser, through its Investment Committee, to make all decisions with respect to investments, divestitures, changes in investment strategy, and utilization of leverage. Investment Committee decisions shall be unanimously approved by the members of the Investment Committee. The Investment Committee is currently comprised of Richard W. Maine (Chairman), Edward M. Casal and Russell H. Bates.

RICHARD W. MAINE, CHAIRMAN OF THE BOARD, CHAIRMAN OF THE INVESTMENT COMMITTEE AND PORTFOLIO MANAGER OF THE REGISTRANT, 65, is also the Chief Executive Officer of the Adviser. In addition, he is a Managing Partner of Madison Harbor Partners, an affiliate of the Adviser. Prior to joining Madison Harbor Capital in 2003, Mr. Maine was President of Landmark Realty Advisors LLC and Managing Partner of Landmark Partners, Inc. from 1996, serving on its investment committee with overall responsibility for organizing and leading the real estate secondary market operations and the acquisition of over $1 billion in secondary transactions. Previously, he served as chief investment officer for Connecticut General Life Insurance Company's $50 billion investment portfolio and, subsequently, held a similar position at

Connecticut Mutual Life Insurance Company. During Mr. Maine's 25-year career at Connecticut General (later CIGNA), he directly oversaw a commercial mortgage portfolio of $12 billion with annual commitments of $2 billion and a $3 billion real estate equity portfolio of 200 properties for four institutional clients with combined direct annual real estate equity investments of $400 million. From 1991 to 1995, Mr. Maine served as president and chief executive officer of Hyperion Realty Advisors, which acquired a distressed real estate portfolio involving liquidating $500 million in 160 mortgage and equity assets.

With over 39 years of experience in the institutional real estate finance industry, Mr. Maine is recognized as one of its leaders. He was a senior member of Connecticut General's REIT management team during 1970-81; is credited with organizing the industry's first asset management and portfolio management functions in 1970 and 1975 respectively; participated in the first institutional phase of leveraged buyouts beginning in 1978; led the institutional buying of Collateralized Mortgage Backed Securities (CMBS) in 1979; organized the institutional market for secondary private placement bonds in 1981; and led the management and disposition of the first distressed real estate portfolio in 1991.

Mr. Maine is a graduate of Middlebury College. He has a CRE designation as a member of the Counselors of Real Estate and is also a member of the Pension Real Estate Association and the Urban Land Institute where he has served on various advisory panels. He is the immediate past chairman of the Executive and Finance Committee of the Local Initiative Support Corporation (LISC) and chairman of its nonprofit retail development affiliate, The Retail Initiative (TRI). Mr. Maine is a co-chairman of 1000 Friends of Connecticut, Inc., a statewide smart growth civic association which acquired All Aboard, Inc., an entity co-founded by Mr. Maine. He is also a trustee of The New Hampton School.

EDWARD M. CASAL, PRESIDENT, CHIEF EXECUTIVE OFFICER, AND CHIEF INVESTMENT OFFICER OF THE REGISTRANT, 49, is also the President of the Adviser. In addition, he is co-Managing Partner of Madison Harbor Partners, an affiliate of the Adviser. Mr. Casal has over 25 years of experience in domestic and international corporate finance and real estate investment banking. Mr. Casal has advised public and private real estate clients and their Boards with regard to transactions with an aggregate value in excess of $20 billion. Mr. Casal has originated and transacted both entity-level and real estate property-level transactions including equity and debt financings, secondary real estate transfers, acquisitions, dispositions and mergers, review of corporate strategic alternatives, unsolicited tender offers, spin-offs, split-offs, restructurings, valuations, lease negotiations and fairness opinions.

Prior to founding the Madison Harbor Partners, Mr. Casal spent 18 years at UBS Investment Bank, beginning with one of its predecessor companies, Dillon, Read & Co. Inc. From 1985 to 1991 Mr. Casal advised domestic and international clients with regard to a wide range of real estate investment opportunities including joint venture assignments on behalf of institutional investors, restructuring of lease transactions, property sales and acquisitions. From 1992 until the merger with UBS in 1997, he directed the firm's real estate advisory, financing and agency activity in North America primarily focused on real estate transactions for corporations and merger and acquisition transactions for public and private real estate companies. From 1997 to 2001 Mr. Casal served as Executive Director of the UBS Warburg global real estate investment banking team primarily responsible for new business origination and led all of the firm's real estate strategic advisory and M&A assignments in North America. Mr. Casal began his Wall Street career at Goldman, Sachs & Co. where he served in the municipal finance, equity research and real estate departments and his principal investing career with Alan Patricoff Associates, a venture capital firm.

Mr. Casal is a graduate of Tulane University (where he received the Wall Street Journal award for excellence in Finance) and has an MBA from the Harvard Graduate School of Business. He is a member of the Urban Land Institute and the International Council of Shopping Centers.

RUSSELL H. BATES, EXECUTIVE VICE PRESIDENT AND SECRETARY OF THE REGISTRANT, 39, is also the Executive Vice President of the Adviser. In addition he is a Partner of Madison Harbor Partners, an affiliate of the Adviser. Mr. Bates has fourteen years of experience in business and law, most recently as a commercial real estate investment banker. Assignments have included over $4 billion in equity and debt financings, mergers, spin-offs, restructurings, valuations and fairness opinions.

Prior to founding Madison Harbor Partners, Mr. Bates was a Director with UBS Investment Bank in its global real estate investment banking group where he was primarily responsible for execution of banking, underwriting, advisory and associated products and services within the real estate, lodging, gaming and leisure sectors. While there he represented clients on numerous public merger transactions including an international hostile takeover, asset sales, private joint venture transactions, and preferred equity capital raising. Prior to joining UBS, he served as a Vice President of Real Estate Investment Banking at Friedman Billings Ramsey where he completed numerous initial public offerings and follow-on offerings for equity and mortgage real estate investment trusts (REITs). Concurrently, he served as Senior Investment Officer for FBR Asset Investment Corporation, a REIT that made mezzanine loans as well as bridge equity investments in private real estate companies prior to an IPO. In this capacity, he originated and managed the mezzanine lending program, evaluated potential investments for its investment committee and had portfolio responsibility for its mortgage loan holdings.

Prior to his investment banking career, Mr. Bates was an attorney with the US Securities and Exchange Commission with its Division of Corporation Finance focusing on Real Estate and Securitization transactions. In addition, Mr. Bates spent four years with PepsiCo, Inc. as a manager focusing on acquisition integration.

Mr. Bates is a graduate of Baylor University and the Southern Methodist University School of Law and is a member of the Urban Land Institute, the International Council of Shopping Centers and the State Bar of Maryland.

                                       ***

Madison Harbor Capital Management, LLC (the "Adviser") and Conning Asset Management Company ("Conning" or the "Sub-Adviser") are parties to a sub-advisory agreement (the "Sub-Advisory Agreement") dated January 14, 2005 pursuant to which, subject to the oversight of our Board of Directors and the Adviser, Conning will perform portfolio management services in accordance with our investment objectives, policies and restrictions. Conning will invest and reinvest the assets of the Managed Account by purchasing and selling short-term and other REIT-qualifying securities. Conning's fee for its services will be paid by the Adviser, and not the Registrant.

The following employees of Conning provide portfolio management services to the
Registrant:

WALTER J. BLASBERG, 58, CFA, is Managing Director and Head of Client Business Development at Conning Asset Management. Mr. Blasberg was with Continental Asset Management for 21 years prior to the firm being acquired by TCW in 1995. He was named President of Continental Asset Management in 1989 and became its Chief Executive Officer in 1994. Previously, Mr. Blasberg specialized in options at Icahn & Co. Mr. Blasberg has addressed many industry groups across the country and has made numerous presentations on asset/liability management for insurance companies. Mr. Blasberg is a graduate of the University of Vermont with a BA in Political Science. He is a member of the New York Society of Security Analysts, the Institutional Options Society, and the Fixed Income Analysts Society.

DANIEL J. MAINOLFI, 43, CFA, is a Managing Director and Portfolio Manager at Conning Asset Management where he is responsible for managing general and separate accounts assets for life/health and property-casualty clients. Prior to joining Conning in 1992, Mr. Mainolfi was employed for seven years at Atlantic Capital & Research, an investment subsidiary of Monarch Capital Corporation. While at Atlantic, Mr. Mainolfi managed fixed income assets backing both the general and separate account businesses. He is a graduate of Babson College with a degree in Finance and Investments.

SEAN M. HUGHES, 40, CFA, is an Assistant Vice President at Conning Asset Management where he is responsible for managing fixed income portfolios. Prior to joining Conning in 2001, Mr. Hughes was an ALM Analyst within Swiss Re Investors' asset-liability management unit. He was previously employed by Corporate Healthcare Financing, Inc. (Performax) as an Account Manager and Director of Plan Management Services and by Fortis, Inc. as an Associate Underwriter. Mr. Hughes is a graduate of Franciscan University with a BA in Psychology and earned an MBA from Johns Hopkins University. He is also a member of the Hartford Society of Financial Analysts.

                                       ***

Portfolio managers of the Adviser beneficially own equity securities of the Registrant as follows:

Richard W. Maine           $50,001 - $100,000
Edward M. Casal            $10,001 - $50,000
Russell H. Bates           $10,001 - $50,000

Portfolio managers of the Sub-Adviser do not beneficially own any equity securities of the Registrant.

Principals of the parent company of the Adviser serve as the portfolio managers of the Fund. The compensation paid to such individuals consists of a base salary and ownership distributions, which is reviewed annually by the executive committee of the parent company of the Adviser.

Portfolio managers of the Sub-Adviser receive a base salary and benefit package consistent with their level of experience and accountability. This level is determined by reference to market compensation surveys and to empirical data regarding local market conditions. Further, a discretionary annual bonus is awarded based on the overall results of the firm, and the particular contribution by the individual. The individual component comprises investment performance, client satisfaction, and participation in investment strategy formulation and tactical implementation, as determined by management's assessments.

The portfolio managers employed by the Adviser do not manage any other accounts. The portfolio managers employed by the Sub-Adviser manage the following accounts in addition to the Registrant:

                        Registered Investment             Other Pooled                   Other
                              Companies                Investment Vehicles              Accounts
                              ---------                -------------------              --------
                     # of Accounts Assets$(000)    # of Accounts Assets$(000)   # of Accounts Assets$(000)
                     ------------- ------------    ------------- ------------   ------------- ------------
Walter J. Blasberg         0           $--               0           $--              0       $        --
Daniel J. Mainolfi         0           $--               0           $--              7       $ 4,076,552
Sean M. Hughes             0           $--               0           $--              6       $   785,120

CONFLICTS OF INTEREST

The Adviser and its affiliates and employees may engage in a broad spectrum of activities, including sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Registrant and the Registrant's investors ("Investors").

ALLOCATION OF MANAGEMENT TIME AND SERVICES

The Registrant does not have its own employees and relies upon the Adviser and its affiliates for management of the Registrant and its assets. Conflicts of interest may arise in allocating management time, services or functions between the Registrant and other entities for which the Adviser and its affiliates may provide similar services. The officers and employees of the Adviser devote such time to the Registrant's affairs as they, in their sole discretion, determine to be necessary for the conduct of the Registrant's business.

CERTAIN RELATIONSHIPS WITH UNDERLYING FUNDS

Mr. Maine, through non-voting interests in funds managed by his prior employer, Landmark Partners, Inc., has existing relationships with a number of sponsors of, and investment advisers and other service providers to, Underlying Funds. In providing services to the Registrant, the Adviser and its affiliates may face conflicts of interest with respect to these activities with such sponsors or other persons, on the one hand, and the Registrant, the Investors, or the Underlying Funds in which the Registrant invests, on the other hand. These relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares of the Fund that are registered by the registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S. 781).

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Pursuant to the Bylaws of the Fund, in the event of a vacancy on the Board of Directors of the Fund, nominations of candidates for election as Directors may be submitted by shareholders of the Fund pursuant to timely notice in writing to the Secretary of the Corporation. Such notice, to be timely, must be delivered to, mailed and received at, the principal office of the Fund not more that 30 days after the date of the notice of an annual or special meeting of the shareholders of the Fund. The notice accompanying such shareholder nominations shall state with respect to such nominee: (i) the name, age, business and residential address of such person; (ii) the principal occupation or employment of such person; and (iii) the class and number of shares of common stock of the Fund beneficially owned by such person as of the date of such notice. There have been no material changes to such procedures since the adoption of the Bylaws of the Fund on December 17, 2003 in connection with the formation of the Fund.


ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSRS.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Madison Harbor Balanced Strategies, Inc.


By                                      /s/ Edward M. Casal
                                        -------------------
                                        Edward M. Casal
                                        Chief Executive Officer


Date: November 28, 2006





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                                      /s/ Edward M. Casal
                                        -------------------
                                        Edward M. Casal
                                        Chief Executive Officer
Date: November 28, 2006


By                                      /s/ Christopher J. Brown
                                        ------------------------
                                        Christopher J. Brown
                                        Chief Financial Officer

Date: November 28, 2006